                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                October 3, 1996



                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)


        New Jersey                      1-1-432                 22-2429994
   --------------------            ----------------        --------------------
   (State or other                 (Commission             (IRS Employer
   jurisdiction of                 File Number)            Identification
   incorporation)                                          Number)


                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724
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         (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  908-389-1182


                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724

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         (Former name or former address, if changed from last report)

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                                     - 2 -

        Item 5. Other Events
                ------------

                Roberts Pharmaceutical Corporation announced today that Monarch Pharmaceuticals, a division of King Pharmaceuticals of Bristol, Tennessee, has acquired two separate respiratory care product lines from Roberts. The two product lines involved in the acquisition are Nucofed(R) and Quibron(R).

                The Nucofed(R) family of products consists of four separate dosage forms, all of which are indicated for the symptomatic relief of coughing and congestion associated with respiratory infections and related conditions such as the common cold, bronchitis, influenza, and sinusitis. The Quibron(R) family, consisting of four separate dosage forms is indicated for relief and/or prevention of symptoms of asthma and reversible bronchospasm associated with chronic bronchitis and emphysema.

                The sale of these two product lines is in keeping with Roberts plans to divest certain brands in order to concentrate on the commercialization of Roberts' pipeline.


                                  SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROBERTS PHARMACEUTICAL CORPORATION
                                        ----------------------------------
                                                   (Registrant)


Date: October 8, 1996                   By:   /s/ Anthony A. Rascio
                                              ----------------------------
                                              Anthony A. Rascio
                                              Vice President